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                                    FORM 8-K



                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported): February 24, 2000



                           DUSA PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)



NEW JERSEY                         0-19777                         22-3103129
(State or other                                                  (IRS Employer
jurisdiction of                  (Commission                     Identification
incorporation)                   File Number)                        Number)


                                 25 UPTON DRIVE
                         WILMINGTON, MASSACHUSETTS 01887
          (Address of principal executive offices, including ZIP code)

                                 (978) 657-7500
              (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS.

     The Registrant, DUSA Pharmaceuticals, Inc., ("DUSA"), has reported that it has entered into a definitive agreement for the private placement of a total of 1,500,000 shares of its common stock to funds managed by the Invesco Funds Group. The purchase price per share is $28.50 which represents a negotiated 5% discount to the closing price of the common stock as reported on the NASDAQ Stock Market on February 16, 2000, the date the parties agreed to proceed with the transaction.

     DUSA will use the funds to expand its research and development activities for its Levulan(R) PDT/PD technology platform, for general corporate purposes, and for possible license and/or acquisition of complementary drugs, devices, technologies, or businesses.

     The closing of the transaction will occur promptly following the declaration by the Securities and Exchange Commission that the shares have been registered under the Securities Act of 1933, as amended on a Form S-3. If the registration statement is not declared effective within 105 days of its filing, the Invesco Funds Group has the right to terminate the transaction.

     Except for historical information, this report, including the exhibit, contains certain forward-looking statements that involve known and unknown risk and uncertainties, which may cause actual results to offer materially from any future results, performance or achievements expressed or implied by the statements made. These forward-looking statements related to the use of funds raised in the private placement, the strength of the Company's financial condition, and its expectations regarding the closing of the transaction. Such risks and uncertainties include, but are not limited to the results of clinical trials, the status of its patents and proprietary protection, reliance on third parties to manufacture (in compliance with FDA regulations), uncertainties regarding future opportunities and whether any opportunities which may be available can become completed transactions, and further development activities and other risks detailed from time to time in the Company's United States Securities and Exchange Commission (SEC) filings.

ITEM 7. FINANCIAL STATEMENTS AND OTHER EXHIBITS.

        (c) Exhibits.

        [99] Press Release dated February 24, 2000.






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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         DUSA PHARMACEUTICALS, INC.



Dated: February 24, 2000                 By: /s/ D. Geoffrey Shulman
       -----------------                     ------------------------
                                             D. Geoffrey Shulman, MD, FRCPC
                                             President, Chief Executive Officer,
                                             and Chief Financial Officer